                           SHARE EXCHANGE AGREEMENT

     THIS SHARE EXCHANGE AGREEMENT, dated as of February 1, 2000, is by and among Score One, Inc., a Utah corporation (the "Company"); Ken Kurtz (the"Shareholder"), Advanced Technology International Holdings Limited, a British Virgin Islands corporation ("ATHI"); and shareholders of ATHI listed on the signature page (the "Sellers").

                             W I T N E S S E T H:

     WHEREAS, the Sellers own 100% of the shares of common stock of ATHI, in the denominations as set forth opposite their respective names on Schedule I to this Agreement which shares constitute all of the issued and outstanding shares of capital stock of ATHI (the "ATHI Shares"); and

     WHEREAS, the Company desires to acquire from the Sellers, and the Sellers desire to sell to the Company, all of the ATHI Shares in exchange for the issuance by the Company of an aggregate of 16,300,000 post forward-split shares (the "Company Shares") of the Company's common stock, par value $.001 per share (the "Company Common Stock"), on the terms and conditions set forth below;

     WHEREAS, the Shareholder of the Company will benefit from the transactions contemplated herein,

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

                                  ARTICLE I

                             EXCHANGE OF SHARES

      1.1 Exchange of Shares. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

      (a) the Company shall issue and deliver to each of the Sellers the number of authorized but unissued shares of Company Common Stock set forth opposite such Seller's name set forth on Schedule I hereto, and

      (b) each Seller agrees to deliver to the Company, the number of authorized but unissued shares of Common Stock, par value $1.00 per share, of ATHI set forth opposite such Seller's name on Schedule I hereto along with an appropriately executed stock power endorsed in favor of the Company; and

      (c) the Company currently has 2,200,000 shares of its $.001 par value common stock issued and outstanding. The parties hereto further anticipate a 1.65:1 forward split on the Company's common stock thereby resulting in 3,630,000 shares issued and outstanding. After giving effect to the exchange of shares herein, the Company shall have 19,930,000 post forward-split common stock shares issued and outstanding.

      1.2 Time and Place of Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Advanced Technology International Holdings, Inc's. counsel on March 10, 2000 (the "Closing Date") at 10:00 A.M., Los Angeles time, or at such other place as the Company and the Sellers may agree.

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                                  ARTICLE II

       REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDER

     The Company and the Shareholder represent and warrant to the best of their knowledge, to each of the Sellers that now and/or as of the Closing:

      2.1   Due Organization and Qualification; Subsidiaries; Due
Authorization.

      (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its respective business in the places and in the manner as presently conducted or proposed to be conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company and its Subsidiaries taken as a whole.

      (b) The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

      (c) The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

      2.2 No Conflicts or Defaults. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate of Incorporation or By-laws of the Company or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest ("Liens") upon any of the assets of the Company, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company's assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

      2.3 Capitalization. The authorized capital stock of the Company immediately prior to giving effect to the transactions contemplated hereby consists of 25,000,000 shares of Common Stock of which 2,200,000 shares of $.001 par value Common Stock are issued and outstanding as of the date hereof and 5,000,000 shares of $.001 par value Preferred Stock authorized of which no shares are issued or outstanding. All of the outstanding shares of Common Stock are, and the Company Shares when issued in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and nonassessable, and have not been or, with respect to the Company Shares, will not be issued in violation of any preemptive right of stockholders. The Company Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for Common Stock. The Company has not granted registration rights to any person.

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      2.4   Financial Statements.  Exhibit 2.4-EX to the Disclosure Schedule
contains copies of the consolidated balance sheets of the Company at May 31, 1999, 1998, 1997 and from inception on June 7, 1996, and the related statements of operations, stockholders' equity and cash flows for the fiscal years then ended, including the notes thereto, as audited by Jones Jensen and Company, certified public accountants (all such statements being the "Company Financial Statements"). Exhibit 2.4-EX to the Disclosure Schedule also contains copies of the consolidated balance sheets of the Company at November 30, 1999, and 1998 and from inception on June 7, 1996, and the related statements of operations, stockholders' equity and cash flows for the six month period then ended prepared by the Company's management. The Financial Statements, together with the notes thereto, have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of the Company as of the dates and for the periods indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

      2.5 Further Financial Matters. The Company does not have any liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the Financial Statements.

      2.6 Taxes. The Company has filed all United States federal, state, county, local and foreign national, provincial and local returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Company, as the case may be, such judgments were reasonable under the circumstances) and complete in all material respects. No tax return or tax return liability of the Company has been audited or, presently under audit. The Company has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of the Company, threatened, against the Company for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Company, including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Company and in the Financial Statements.

     2.7    Indebtedness; Contracts; No Defaults.

     (a) Item 2.7 of the Disclosure Schedule sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company or any Subsidiary is a party (collectively, the "Operating Agreements").

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      (b)   Except as disclosed in Item 2.7 of the Disclosure Schedule, neither the Company, any Subsidiary, nor, to the Company's knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which the Company is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by the Company or, to the knowledge of the Company, any other person or entity. The Company has not received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

      2.8 Personal Property. The Company has good and marketable title to all of its tangible personal property and assets, including, without limitation, all of the assets reflected in the Financial Statements that have not been disposed of in the ordinary course of business and such property is free and clear of all Liens or mortgages.

      2.9 Real Property. Item 2.9 of the Disclosure Schedule sets forth a true and complete list of all real property owned by, or leased or subleased by or to, the Company.

      2.10 Compliance with Law. The Company is not conducting its respective business or affairs in violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. The Company has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

      (b) The Company is in compliance with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company or any Subsidiary under any environmental laws.

      2.11 Permits and Licenses. The Company has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business. The Company has not received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.

      2.12 Ordinary Course. The Company has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.

      2.13 No Adverse Changes. There have not been (a) any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of the Company as reflected in the Financial Statements, (b) any material loss sustained by the Company, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of the Company's business, or (c) to the best knowledge of the Company, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of the Company.

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      2.14  Litigation.  There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof; (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company ; and (c) the Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

      2.15 Insurance. The Company does not currently maintain any form of insurance.

      2.16 Certificate of Incorporation and By-laws; Minute Books. The copies of the Certificate of Incorporation and By-laws (or similar governing documents) of the Company, and all amendments to each are true, correct and complete. The minute books of the Company contains true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of the Company are true, correct and complete.

      2.17 Employee Benefit Plans. The Company does not maintain, nor has the Company maintained in the past, any employee benefit plans ("as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of the Company, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with the Company, any entity required to be aggregated in a controlled group or affiliated service group with the Company for purposes of ERISA or the Internal Revenue Code of 1986 (the "Code") (including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time ("Benefit Plans").

      2.18 Patents. Trademarks and Intellectual Property Rights. The Company does not own or possesses any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, Internet web site(s) or proprietary rights of any nature.

      2.19 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Company directly with the Sellers without the intervention of any Person on behalf of the Company in such a manner as to give rise to any valid claim by any Person against any Seller for a finder's fee, brokerage commission or similar payment.

      2.20 Affiliate Transactions. Except as disclosed in Item 2.20 of the Disclosure Schedule neither the Company nor any officer, director or employee of the Company (or any of the relatives or Affiliates of any of the aforementioned Persons) is a party to any agreement, contract, commitment or transaction with the Company or affecting the business of the Company, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Company which will subject the Sellers to any liability or obligation from and after the Closing Date.

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      2.21  Trading.  The Company Common Stock is currently listed for trading on the OTC Bulletin Board, and the Company has received no notice that its Common Stock is subject to being delisted there from.

      2.22 Compliance. The Company and its Shareholder, have complied with all applicable foreign, federal and state laws, rules and regulations, including, without limitation, the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Securities Act and is current in its filings.

      2.23 Filings. None of the filings made by the Company under the Securities Act or the Exchange act make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                                 ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF THE SELLERS

     Each of the Sellers represents and warrants, jointly and severally to the Company that now and/or as of the Closing:

      3.1   Due Organization and Qualification; Subsidiaries; Due
Authorization.

      (a) ATHI and each Subsidiary of ATHI is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its respective business in the places and in the manner as presently conducted or proposed to be conducted. ATHI and each Subsidiary is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of ATHI and its Subsidiaries taken as a whole.

      (b) ATHI does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity, other than those (each, a "Subsidiary" and together, the "Subsidiaries") set forth in Item 2.1 of the Disclosure Schedule of even date herewith, which accompanies this Agreement and is incorporated herein by reference (the "Disclosure Schedule"). Except as set forth in Item 2.1 of the Disclosure Schedule, each Subsidiary is wholly owned by ATHI, all the outstanding shares of capital stock of each Subsidiary are owned free and clear of all Liens (as hereinafter defined), there is no contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling any Subsidiary to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for securities of any Subsidiary.

      (c) Each of ATHI and the Sellers has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. Each of ATHI and the Sellers has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of each of ATHI and the Sellers, enforceable against each of ATHI and the Sellers in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

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      3.2   No Conflicts or Defaults. The execution and delivery of this
Agreement by each of ATHI and the Sellers and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate of Incorporation or By-laws of ATHI or the governing documents of any Seller, if applicable, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which ATHI, any of the Subsidiaries or any Seller is a party or by which ATHI, any of the subsidiaries or any Seller or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which ATHI, any of the Subsidiaries or any Seller or any of their respective assets are subject, (ii) result in the creation of, or give any party the right to create, any Lien upon any of the assets of ATHI or any of the Subsidiaries,
(iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which ATHI or any of the Subsidiaries is a party or by which ATHI or any of the Subsidiaries or any of their respective assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, ATHI or any of the Subsidiaries is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

      3.3 Capitalization. The authorized capital stock of ATHI immediately prior to giving effect to the transactions contemplated hereby consists of 50,000 shares of ATHI Common Stock, par value $1.00 per share of which as of the date hereof 1000 shares of Common Stock are issued and outstanding. Set forth in Item 2.3 of the Disclosure Schedule is a list of all Stockholders of ATHI, setting forth their names, addresses and number of shares owned. All of the outstanding shares of ATHI Common Stock are, and ATHI Shares when transferred in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and nonassessable, and have not been or, with respect to ATHI Shares, will not be transferred in violation of any rights of third parties. The ATHI Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling ATHI to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for Common Stock.

      3.4 Financial Statements. Exhibit 2 to the Disclosure Schedule contains copies of the consolidated balance sheets of ATHI at September 30, 1999, and the related statements of operations, stockholders' equity and cash flows for the period then ended, including the notes thereto, as audited by BDO Siedman, certified public accountants (all such statements being the "ATHI Financial Statements"). Such financial statements indicate that ATHI has gross sales and net profits in excess of $16,000,000 and $2,600,000 respectively. The Financial Statements, together with the notes thereto, have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of ATHI as of the dates and for the periods indicated. The books of account and other financial records of ATHI have been maintained in accordance with good business practices.

      3.5 Further Financial Matters. Except as set forth in Item 3.5 to the Disclosure Schedule, neither ATHI nor any of the Subsidiaries has any material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the Financial Statements.

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      3.6   Taxes.  Except as indicated in Item 3.6 of the Disclosure
Schedule, each of ATHI and the Subsidiaries has filed all United States federal, state, county, local and foreign national, provincial and local tax returns and reports which were required to be filed on or prior to the date hereof, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of ATHI and adequate reserves therefore have been established.
All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by ATHI or a Subsidiary, as the case may be, such judgments were reasonable under the circumstances) and complete in all material respects. Except as indicated in 3.6 of the Disclosure Schedule, no extension for the filing of any such return or report is currently in effect. Except as indicated in Item 3.6 of the Disclosure Schedule, no tax return or tax return liability of ATHI or any Subsidiary has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. Except as indicated in Item 3.6 of the Disclosure Schedule, neither ATHI nor any Subsidiary has given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of ATHI, threatened, against ATHI or any Subsidiary for past due Taxes. Except as indicated in Item 3.6 of the Disclosure Statement, all payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of ATHI and each Subsidiary, including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of ATHI and in the Financial Statements.

      3.7   Indebtedness; Contracts; No Defaults.

      (a) Item 3.7 of the Disclosure Schedule sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which ATHI or any Subsidiary is a party (collectively, the "ATHI Operating Agreements"). An agreement shall not be considered material for the purposes of this Section 3.7(a) if it provides for expenditures or receipts of less than $100,000 and has been entered into by ATHI or a Subsidiary in the ordinary course of business. The ATHI Operating Agreements constitute all of the contracts, agreements, understandings and arrangements required for the operation of the business of ATHI and the Subsidiaries or which have a material effect thereon. Copies of all such material written ATHI Operating Agreements have previously been delivered or otherwise made available to the Company and such copies are true, complete and correct as of the date hereof.

      (b) Except as disclosed in Item 3.7 of the Disclosure Schedule, neither ATHI, any Subsidiary, nor, to ATHI's knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which ATHI or any Subsidiary is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by ATHI or any Subsidiary or, to the knowledge of ATHI, any other person or entity. Neither ATHI nor any Subsidiary has received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

      3.8 Personal Property. Except as set forth in Item 3.8 of the Disclosure Schedule, each of ATHI and the Subsidiaries has good and marketable title to all of its tangible personal property and assets, including, without limitation, all of the assets reflected in the Financial Statements that have not been disposed of in the ordinary course of business since September 30, 1999, free and clear of all Liens or mortgages, except for any Lien for current taxes not yet due and payable and such restrictions, if any, on the disposition of securities as may be imposed by federal or applicable state securities laws.

      3.9 Real Property. (a) Item 3.9 of the Disclosure Schedule sets forth a true and complete list of all real property owned by, or leased or subleased by or to, ATHI and its Subsidiaries (the "ATHI Real Property").

      (b) Except as set forth in Item 3.9 of the Disclosure Statement, each lease to which ATHI is a party is valid, binding and in full force and effect with respect to ATHI or a Subsidiary, as the case may be, and, to the knowledge of ATHI, all other parties thereto; no notice of default or termination under any such lease is outstanding.

      3.10 Compliance with Law. (a) Except as set forth in Item 3.10 of the Disclosure Schedule, neither ATHI nor any Subsidiary is conducting its respective business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. Neither ATHI nor any Subsidiary has received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

      (b) Each of ATHI and the Subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of ATHI, threatened against ATHI or any of the Subsidiaries that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that ATHI has reason to believe are likely to give rise to any material liability or other obligations of ATHI or any Subsidiary under any environmental laws.

      3.11 Permits and Licenses. Except as set forth in Item 3.11 of the Disclosure Schedule, each of ATHI and the Subsidiaries has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business. Except as set forth in Item 3.11 of the Disclosure Schedule, as of the date hereof, neither ATHI nor any Subsidiary has received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.

      3.12 Ordinary Course. Except as set forth in Item 3.12 of the Disclosure Schedule, since December 31, 1999, each of ATHI and the Subsidiaries has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course; it being understood and acknowledged that ATHI has been substantially reducing its operations for some time.

      3.13 No Adverse Changes. Except as set forth in Item 3.13 of the Disclosure Schedule, since December 31, 1999, there has not been (a) any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of ATHI and the Subsidiaries as reflected in the Financial Statements, (b) any material loss sustained by ATHI or any Subsidiary, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of ATHI's or any Subsidiary's business, or (c) to the best knowledge of ATHI, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of ATHI or any Subsidiary; it being understood and acknowledged that ATHI has been substantially reducing its operations for some time.

      3.14 Litigation. (a) Except as set forth in Item 3.14 of the Disclosure Schedule, there is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of ATHI, threatened, against or affecting the business of ATHI or any Subsidiary, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of ATHI, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof; (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of ATHI or any Subsidiary; and (c) neither ATHI nor any Subsidiary has received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

      3.15 Insurance. ATHI and the Subsidiaries maintain insurance against all risks customarily insured against by companies in its industry. All such policies are in full force and effect, and neither ATHI nor any Subsidiary has received any notice from any insurance company suspending, revoking, modifying or canceling (or threatening such action) any insurance policy issued to ATHI.

      3.16 Certificate of Incorporation and By-laws; Minute Books. The copies of the Certificate of Incorporation and By-laws (or similar governing documents) of ATHI and each Subsidiary, and all amendments to each are true, correct and complete. The minute books of ATHI and each Subsidiary contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of ATHI and each Subsidiary are true, correct and complete.

      3.17 Employee Benefit Plans. Except as set forth in Item 3.17 of the Disclosure Schedule, neither ATHI nor any Subsidiary maintains, nor has ATHI or any Subsidiary maintained in the past, any employee benefit plans ("as defined in Section 3(3) of the "ERISA"), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of ATHI or any Subsidiary, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with ATHI, any Subsidiary or any entity required to be aggregated in a controlled group or affiliated service group with ATHI for purposes of ERISA or the Internal Revenue Code of 1986 (the "Code") (including, without limitation, under Section 414(b), (c), (m) or
(o) of the Code or Section 4001 of ERISA, at any relevant time ("ATHI Benefit Plans").

      3.18 Patents; Trademarks and Intellectual Property Rights. Each of ATHI and the Subsidiaries owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s) proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, and neither ATHI nor any Subsidiary is bound by, or a party to, any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

      3.19 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by ATHI directly with the Sellers without the intervention of any Person on behalf of ATHI in such a manner as to give rise to any valid claim by any Person against any Seller for a finder's fee, brokerage commission or similar payment.

      3.20 Subsidiaries. Item 3.20 of the Disclosure Statements sets forth all the Subsidiaries of ATHI. All the outstanding shares of capital stock of, or other equity interests in, each such subsidiary have been validly issued and are fully paid and nonassessable and are owned directly or indirectly by ATHI, free and clear of all Liens and free of any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests). Each Subsidiary of ATHI is wholly owned by ATHI.

      3.21  Purchase for Investment.

      (a) Such Seller is acquiring the Company Shares for investment for such Seller's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Seller has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Seller further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

      (b) Such Seller understands that the Company Shares are not registered under the Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on such Seller's representations set forth herein. Such Seller is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Act.

      3.22 Investment Experience. Such Seller acknowledges that it can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Company Shares.

      3.23 Information. The Sellers have carefully reviewed such information, as each Seller deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of each Seller, it has been furnished all materials that it has requested relating to the Company and the issuance of the Company Shares hereunder, and each Seller has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to the Sellers. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which each of the Sellers has relied in making an exchange of the ATHI Shares of the Company Shares.

      3.24 Restricted Securities. Such Seller understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption there from, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Act, the Company Shares must be held indefinitely. Such Seller is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.


                                  ARTICLE IV

                               INDEMNIFICATION

      4.1 Indemnity of the Company and the Shareholder. The Company and the Shareholder agree to defend, indemnify and hold harmless each Seller from and against, and to reimburse each Seller with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by such Seller by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by the Company or the Shareholder or in any document or certificate delivered by the Company or the Shareholder pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

      4.2 Indemnity of the Company. Each of the Sellers agrees to jointly and severally defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by such Seller by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

      4.3   Indemnification Procedure.

      A party (an "Indemnified Party") seeking indemnification shall give prompt notice to the other party (the "Indemnifying Party") of any claim for indemnification arising under this Article 4. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.


                                  ARTICLE V

                                  DELIVERIES

      5.1 Items to be delivered to ATHI prior to or at Closing by the Company.

      (a) articles of incorporation and amendments thereto, bylaws and amendments thereto, certificate of good standing in the Company's state of incorporation;
      (b)   all applicable schedules hereto;
      (c) all minutes and resolutions of board of director and shareholder meetings in possession of the Company;
      (d)   shareholder list;
      (e) all financial statements and tax returns in possession of the Company;
      (f)   copies of all SEC filings;
      (g) resolution from the Company's current directors appointing designees of ATHI to the Company's Board of Directors;
      (h) letters of resignation from the Company's current officers and directors to be effective upon Closing and after the appointments described in this section;
      (i) certificates representing 16,300,000 post forward-split shares of the Company's $.001 par value common stock issued in the denominations as set forth opposite their respective names on Schedule I to this Agreement, duly authorized, validly issued, fully paid for and non-assessable;
      (j) copies of board, and if applicable, shareholder resolutions approving this transaction and authorizing the issuances of the shares hereto;
      (k) any other document reasonably requested by ATHI that it deems necessary for the consummation of this transaction.

      5.2 Items to be delivered to the Company prior to or at Closing by ATHI.

      (a) articles of incorporation and amendments thereto, bylaws and amendments thereto, certificate of good standing in the Company's state of incorporation;
      (b)   all applicable schedules hereto;
      (c) all minutes and resolutions of board of director and shareholder meetings in possession of the Company;
      (d)   shareholder list;
      (e) all financial statements and tax returns in possession of the Company;
      (f) resolution from ATHI current directors appointing designees of ATHI to the Company's Board of Directors;
      (g) certificates representing 100% of ATHI's common stock as set forth opposite their respective names on Schedule I to this Agreement, duly authorized, validly issued, fully paid for and non-assessable;
      (h) copies of board, and if applicable, shareholder resolutions approving this transaction and authorizing the issuances of the shares hereto;
      (i) any other document reasonably requested by the Company that it deems necessary for the consummation of this transaction

                                  ARTICLE VI

                             CONDITIONS PRECEDENT

      6.1 Conditions Precedent to Closing. The obligations of the Parties under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

      (a) That each of the representations and warranties of the Parties contained herein shall be true and correct at the time of the Closing date as if such representations and warranties were made at such time;

      (b) That the Parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;

      (c) That the Parties shall be satisfied with the results of their due diligence and review of the other books and records.

      6.2 Conditions to Obligations of Sellers. The obligations of Seller shall be subject to fulfillment prior to or at the Closing, of each of the following conditions:

      (a) shall have paid all of the costs and expenses of the Company and themselves associated with the acquisition of the ATHI Shares by the Company;

      (b) As of the Closing, the Company shall have no assets and no liabilities whatsoever, contingent or otherwise.

      (c) The Company shall have entered into a registration rights agreement with all the Sellers and the Financial Consultants (as hereinafter defined), in the form attached as Exhibit 6.2(c) (the "Registration Rights Agreement").

                                 ARTICLE VII

                                 TERMINATION

      7.1 Termination. This Agreement may be terminated at any time before or, at Closing, by:

      (a)   The mutual agreement of the Constituent Parties;

      (b)   Any party if:

            (i) Any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished;

            (ii) Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement; or

            (iii)  The conditions precedence to Closing are not satisfied.

      (c) Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.


                                 ARTICLE VIII

                                 MISCELLANEOUS

      8.1 Survival of Representations, Warranties and Agreements. All representations and warranties and statements made by a party to in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date for so long as the applicable statute of limitations shall remain open. Each of the parties hereto is executing and carrying out the provisions of this agreement in reliance upon the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

      8.2   Access to Books and Records.   During the course of this
transaction through Closing, each party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

      8.3 Further Assurances. If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the merger in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the parties are fully authorized to take any and all such action.

      8.4 Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

      If to the Company:

      2133 East 9400 South, Suite 151
      Sandy, Utah 84093
      Attention: Ken Kurtz, President
      Tel: (801) 944-0701
      Fax: (801) 944-0607

      If to the Sellers:

      At the respective addresses of the Sellers set forth on Schedule 1 hereto.

      David L. Ficksman, Esq.
      Loeb & Loeb, LLP.
      1000 Wilshire Boulevard
      Los Angeles, California 90017

      8.5 Entire Agreement. This Agreement, the Disclosure Schedule and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

      8.6 Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

      8.7 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of California are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

      8.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      8.9 Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

      8.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

      IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.


     Score One, Inc.

     By:    /s/ Ken Kurtz
         ------------------------------
         Ken Kurtz
         President


     By:    /s/ Ken Kurtz
         ------------------------------
         Ken Kurtz
         The Shareholder


                             Advanced Technology International Holdings, Inc.

                               /s/ HO WING CHEONG
                             --------------------------------
                             Name: HO WING CHEONG
                             Title:  President


                             Sellers:

                               /s/ HO WING CHEONG
                            --------------------------------
                            --------------------------------
                            --------------------------------
                            --------------------------------
                                HO WING CHEONG
                            --------------------------------


                            Shareholders:

                               /s/ HO WING CHEONG
                            --------------------------------
                            --------------------------------
                            --------------------------------
                            --------------------------------
                                HO WING CHEONG
                            --------------------------------

                                  SCHEDULE I


                                        Number of            Number of
Seller's Name and Address              ATHI Shares       Company Shares (1)
-------------------------          -------------------  -------------------

I*World Limited
Blk.2, Flat 6, 3rd Floor
Tak Fung Industrial Centre
166-176 Texaco Road, Tsuen Road
Hong Kong                                 100%              16,300,000


(1)  The denominations for the 16,300,000 shares shall be:

     15 certificates for one million shares each, a total of 15,000,000 shares.
     13 certificates for one hundred thousand shares each, a total of 1,300,000 shares

                             DISCLOSURE SCHEDULE



2.4       Financial Statements attached as Exhibit 2.4-EX

2.7 The Company has two loans from a related party, which bear interest at the rate of 10% per annum. The loans in the amount of $5,000 each are due March 31, 2000 and January 1, 2001 respectively. The funds were loaned to the Company to fund its revival and finance its becoming a reporting company under the Securities Exchange Act of 1934.

2.9 Only asset is approximately $4,715 in cash held in account at Zion's National Bank, Salt Lake City, Utah. It is anticipated that all funds will be expended by Closing for expenses related to this transaction.

2.20 Only those discussed in Item 2.7 of this schedule. However, arrangements may be made for their payment or cancellation by Closing.

                                  ITEM 2.1
                                 ----------

                                Subsidiaries


     ATHI does not own, directly or indirectly, any capital stock, equity or interest in any corporate, firm, partnership, or joint venture, other than the wholly owned subsidiaries as shown below:



                        ------------------------------
                        /                            /
                        /    Advanced Technology     /
                        /   International Holdings   /
                        /          Limited           /
                        /           (BVI)            /
                        /                            /
                        ------------------------------
                                      /
                                      /
                                      /
                 --------------------------------------------
                /                                           /
                /                                           /
          100%  /                                           /  100%
                /                                           /
   --------------------------------       ---------------------------------
   /                              /       /                               /
   /                              /       /   Fortune (Conducive Carbon)  /
   /      Ford Reach Limited      /       /      PCB Factory Company      /
   /         (Hong Kong)          /       /            Limited            /
   /                              /       /             (BVI)             /
   /                              /       /                               /
   --------------------------------       ---------------------------------

                                  ITEM 2.3
                                 ----------

                           Stockholders of ATHI


                                 ------------------------   33.33%
                                 /   Mr. Wing Chan LEE  /-----------/
                                 ------------------------           /
                                                                    /
                                                                    /
                                 ------------------------   33.33%  /
                                 /   Mr. Wing Bun LI    /-----------/
                                 ------------------------           /
                                                                    /
                                                                    /
                                 ------------------------   33.33%  /
                                 /   Mr. Wing Kan LEE   /-----------/
                                 ------------------------           /
                                                                    /
                                                                    /
                                   --------------------   --------------------
                                   /                  /   /                  /
                                   / Public Minority  /   /   Simply Noble   /
                                   /                  /   /     Limited      /
                                   /                  /   /                  /
                                   --------------------   --------------------
                                             /                      /
                                             /  64.2%               /  35.8%
                                             /                      /
                                             ------------------------
                                                             /
                                                             /
      --------------------   --------------------   --------------------
      /                  /   /                  /   /                  /
      /    Mr. Wing      /   /  Mr. Wing Hung   /   /  Yue Fung Group  /
      /    Cheong HO     /   /        HO        /   /  Holding Limited /
      /   (580 shares)   /   /   (120 shares)   /   /   (300 shares)   /
      /                  /   /                  /   /                  /
      --------------------   --------------------   --------------------
                /                     /                      /
           58%  /                12%  /                 30%  /
                /                     /                      /
                ----------------------------------------------
                                      /
                        ------------------------------
                        /                            /
                        /          I*WORLD           /
                        /          Limited           /
                        /       (1,000 shares)       /
                        /                            /
                        ------------------------------
                                      /
                                100%  /
                                      /
                        ------------------------------
                        /                            /
                        /    Advanced Technology     /
                        /   International Holdings   /
                        /          Limited           /
                        /                            /
                        ------------------------------

                                  ITEM 3.5
                                 ----------

                                 Liabilities



     Neither ATHI nor any of the Subsidiaries has any material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the Financial Statements.

                                  ITEM 3.6
                                 ----------

                                   Taxes



     ATHI was established in late 1998 and has commenced its operations since January 1999. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for the period prior to the date hereof to any governmental authority in respect of employment obligations of ATHI and each Subsidiary of ATHI have been duly provided for on the books and records of ATHI and in the Financial Statements.

                                  ITEM 3.7
                                 ----------

                            Material agreements



Please refer to the attached agreements:

     1. Subcontracting Agreement between Ford Reach Limited and Dongguan Dailingshan Fuzhi Electronics Factory.

     2. Subcontracting Agreement between Fortune (Conducive Carbon) PCB Factory Company Limited and Dongguan Dailingshan Fuzhi Electronics Factory.

     3. Rental Agreement between Fortune (Conducive Carbon) PCB Factory Company Limited and LEE WING CHAN



     Except entered into in the ordinary course of business, ATHI or any Subsidiary does not have or is in breach of or in default in any material instruments, agreement, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which ATHI or any Subsidiary is a party.

                                  ITEM 3.8
                                 ----------

                             Exceptions to title



     Each of ATHI and the Subsidiaries has good and marketable title to all of its tangible personal property and assets.

                                  ITEM 3.9
                                 ----------

                               Real Property



     Please refer to ITEM 3.7 for the Rental Agreement as well as the Subcontracting Agreement for the provision of free land and manufacturing plant usage.

                                  ITEM 3.10
                                 -----------

                             Compliance with Law


     Neither ATHI nor any Subsidiary is conducting its respective business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. Neither ATHI nor any Subsidiary has received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

     Each of ATHI and the Subsidiaries is in compliance in all respects with all applicable laws and regulations relating the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquires or proceedings pending or, to the knowledge of ATHI, threatened against ATHI or any of the Subsidiaries that are based on or related to any environmental matters under such applicable laws and regulations.

                                  ITEM 3.11
                                 -----------

                            Permits and licenses



     Each of ATHI and the Subsidiaries has all certificates of occupancy, rights, permits, certificates licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business.

                                  ITEM 3.12
                                 -----------

        Exception to the conduct of the business in the ordinary course



     Each of ATHI and the Subsidiaries has conducted the business under the ordinary course.

                                  ITEM 3.13
                                 -----------

                     Exception to material adverse change



     Since 31 December 1999, there has not been any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of ATHI and the Subsidiaries as reflected in the Financial Statements.

                                  ITEM 3.14
                                 -----------

                                  Litigation



     Neither ATHI nor the Subsidiary is a party of litigation. There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of ATHI, threatened, against or affecting the business of ATHI or any Subsidiary. And there is no outstanding judgement, order, writ, ruling, injunction, stipulation or decree of any court, government authority against or materially affecting the business of ATHI or any Subsidiary. Neither ATHI nor any Subsidiary has received any written or verbal inquiry from any government authority concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

                                  ITEM 3.17
                                 -----------

                           Employee benefit plans



     Neither ATHI nor any Subsidiary maintains, nor has ATHI or any Subsidiary maintained in the past, any employee benefit plans. However, beginning December 2000, all Hong Kong companies and their respective employees are required by the government to participate in the program of Mandatory Providence Fund. Details of such program will be disclosed later this year.

                                  ITEM 3.20
                                 -----------

                                 Subsidiaries



     All the outstanding shares of capital stock of, or other equity interests in, each such subsidiary have been validly issued and are fully paid and non-assessable and are owned directly or indirectly by ATHI. As shown in
Item 2.1, each Subsidiary of ATHI is wholly owned by ATHI. The share structures of each Subsidiary are shown as follows:


     1.   Ford Reach Limited

          Total authorized common shares     10,000 shares of HK$1.00 each

          Total outstanding, issued, and paid-up shares     100 shares




     2.   Fortune (Conducive Carbon) PCB Factory Company Limited

          Total authorized common shares     50,000 shares of US$1.00 each

          Total outstanding, issued, and paid-up shares     100 shares